MANAGED PORTFOLIO SERIES

Tortoise North American Energy Independence Fund (the “Fund”)

Investor Class Shares – TNPTX
Institutional Class Shares – TNPIX
C Class Shares – TNPCX

Supplement dated April 10, 2017 to:

Prospectus and Summary Prospectus dated March 30, 2017

Reorganization of the Fund
On March 29, 2017, the Board of Trustees of Managed Portfolio Series (the “Board”) approved a plan of reorganization (the “Reorganization”) whereby the Fund will merge into the Tortoise Select Opportunity Fund (the “Select Opportunity Fund”).  The Reorganization, which is expected to be tax free to the shareholders of the Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Fund to the Select Opportunity Fund in exchange for shares of the Select Opportunity Fund.  Shareholders of the Fund will then receive shares of the corresponding class of the Select Opportunity Fund to the shares of the Fund they currently hold. The shares of the Select Opportunity Fund received by shareholders of the Fund will be equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Fund at the time of the Reorganization.  The Fund will then be dissolved.  Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund, shareholders are not being asked to vote on the Reorganization. The Reorganization is expected to occur on or about June 19, 2017.

The Fund’s investment objective is identical to the Select Opportunity Fund. The principal strategies of the Fund are substantially similar to those of the Select Opportunity Fund. While the Fund’s principal investment strategies provide that it will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of North American energy companies, the Select Opportunity Fund’s principal investment strategies provide that under normal circumstances, the Select Opportunity Fund invests primarily in the securities of North American energy companies or other companies that benefit from the operations of such North American energy companies.  The Fund also has a substantially similar risk profile to the Select Opportunity Fund.

In the next few weeks, the Fund will circulate a combined information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization. A full description of the Select Opportunity Fund and the terms of the Reorganization, including the Board’s reasons for approving the Reorganization, will be contained in the combined information statement/prospectus.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at
855-TCA-FUND (855-822-3863).

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.